                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                              July 19, 2006
                              -------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated July 18, 2006



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On July 18, 2006 Westamerica Bancorporation announced their quarterly earnings for the second quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
July 19, 2006

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         July 18, 2006

FOR IMMEDIATE RELEASE
July 18, 2006


WESTAMERICA BANCORPORATION REPORTS $24.5 MILLION
QUARTERLY EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported quarterly net income for the second quarter of 2006 of $24.5 million, or $0.77 diluted earnings per share, compared to net income of $27.7 million, or $0.83 diluted earnings per share for the second quarter of 2005. Second quarter 2005 results include a property sale gain, which
increased diluted earnings per share $0.03.   For the second quarter of 2006,
return on assets was 1.99 percent and return on equity was 23.1 percent.

"In the second quarter 2006, our annualized net loan losses were 0.04 percent, our noninterest revenues were 21.4 percent of total revenues, and our expenses were 40 percent of total revenue. As expected, rising short-term interest rates caused our funding costs to rise, reducing our net interest margin. However, we remain focused on accumulating non-interest bearing deposits and money market checking balances to maintain a low cost of funds. Our second quarter 2006 cost of funds was 1.44 percent, supporting a relatively high 4.58 percent net interest margin, " said Chairman, President and CEO David Payne. "Our 23 percent return on equity remains top-tier in the banking industry," Payne added.

Net interest income on a taxable equivalent basis was $51.5 million for the second quarter of 2006, compared to $57.0 million reported for the second quarter of 2005. The reduced net interest income is attributable to a lower net interest margin and lower average earning assets. Short-term interest rates have risen faster than intermediate and longer term interest rates, causing funding costs to rise at a faster pace than earning asset yields. The second quarter 2006 net interest margin on a taxable equivalent basis was 4.58 percent, compared to 4.73 percent for the prior quarter and 4.84 percent for the second quarter of 2005.

The provision for loan losses was $150 thousand for the second quarter of 2006 unchanged from the prior quarter and down from $300 thousand for the second quarter of 2005. Net charge-offs for the second quarter of 2006 totaled $234 thousand, or 0.04 percent (annualized) of average loans compared to 0.04 percent (annualized) of average loans for both the prior quarter and second quarter of 2005. Non-performing loans and repossessed loan collateral at June 30, 2006 totaled $6.3 million, unchanged from $6.3 million at March 31, 2006.

Noninterest income for the second quarter of 2006 was $14.1 million, compared to $13.6 million for the previous quarter and $15.5 million for the second quarter of 2005 which included a $1.3 million property sale gain.

Noninterest expense for the second quarter of 2006 totaled $26.3 million, increased from $25.5 million for the prior quarter, but down from $27.1 million for the second quarter of 2005. The increase in expenses from the prior quarter was primarily due to higher personnel costs and professional fees. Comparing the second quarter of 2006 to the second quarter of 2005, the decrease in noninterest expense was primarily due to lower personnel costs offset in part by higher professional fees. The second quarter 2006 efficiency ratio (expenses divided by revenues) was 40.2 percent, compared to 37.7 percent for the prior quarter and 37.4 percent for the second quarter of 2005.

Shareholders' equity at June 30, 2006 was $422 million, slightly reduced from $429 million at March 31, 2006. The Company's total regulatory capital ratio increased to 10.9 percent at June 30, 2006 from 10.7 percent at March 31, 2006; both measurements exceed the "well-capitalized" level of 10 percent under regulatory requirements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches and two trust offices throughout 21 Northern and Central California counties. At June 30, 2006, the Company's total assets and total loans outstanding were $4.9 billion and $2.6 billion, respectively.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
Robert A. Thorson  -  SVP & Chief Financial Officer
	707-863-6840


FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2006 and Form 10-K for the year ended December 31, 2005, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                      ####

WESTAMERICA BANCORPORATION           Public Information July 18, 2006
FINANCIAL HIGHLIGHTS
 June 30, 2006


1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income               $51,503    $57,023     -9.7%   $53,974       -4.6%  $105,477   $112,043        -5.9%
       (Fully Taxable Equivalent)
   2. Provision for Credit Losses           150        300    -50.0%       150        0.0%       300        600       -50.0%
   3. Noninterest Income:
   4.   Investment Securities                 0          0      n/m          0       n/m           0     (4,903)     -100.0%
         (Loss/Impairment) Gains
   5.   Other                            14,061     15,479     -9.2%    13,639        3.1%    27,701     27,577         0.4%
                                     -----------------------        ------------          -----------------------
   6. Total Noninterest Income           14,061     15,479     -9.2%    13,639        3.1%    27,701     22,674        22.2%
                                     -----------------------        ------------          -----------------------
   7. Noninterest Expense                26,345     27,089     -2.7%    25,483        3.4%    51,829     52,953        -2.1%
   8. Income Tax Provision (FTE)         14,575     17,393    -16.2%    15,863       -8.1%    30,438     31,133        -2.2%
                                     -----------------------        ------------          -----------------------
   9. Net Income                        $24,494    $27,720    -11.6%   $26,117       -6.2%   $50,611    $50,031         1.2%
                                     =======================        ============          =======================

   10.Average Shares Outstanding         31,364     32,759     -4.3%    31,688       -1.0%    31,525     32,393        -2.7%
   11.Diluted Average Shares             31,932     33,364     -4.3%    32,276       -1.1%    32,103     33,024        -2.8%
         Outstanding
   12.Operating Ratios:
   13.  Basic Earnings Per Share          $0.78      $0.85     -7.7%     $0.82       -5.2%     $1.61      $1.54         3.9%
   14.  Diluted Earnings Per Share         0.77       0.83     -7.7%      0.81       -5.2%      1.58       1.51         4.1%
   15.  Return On Assets                   1.99%      2.15%               2.10%                 2.04%      2.01%
   16.  Return On Equity                   23.1%      25.8%               24.9%                 24.0%      25.1%
   17.  Net Interest Margin (FTE)          4.58%      4.84%               4.73%                 4.65%      4.87%
   18.  Efficiency Ratio (FTE)             40.2%      37.4%               37.7%                 38.9%      39.3%

   19.Dividends Paid Per Share            $0.32      $0.30      6.7%     $0.32        0.0%     $0.64      $0.60         6.7%
   20.Dividend Payout Ratio                  42%        36%                 40%                   41%        40%



2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------

   1. Interest and Fee Income (FTE)     $67,788    $67,769      0.0%   $68,486       -1.0%  $136,273   $131,145         3.9%
   2. Interest Expense                   16,285     10,746     51.5%    14,512       12.2%    30,796     19,102        61.2%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $51,503    $57,023     -9.7%   $53,974       -4.6%  $105,477   $112,043        -5.9%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,515,728 $4,719,635     -4.3%$4,606,178       -2.0%$4,560,953 $4,619,282        -1.3%
   5. Average Interest-Bearing        3,139,054  3,304,766     -5.0% 3,205,366       -2.1% 3,172,210  3,218,592        -1.4%
         Liabilities
   6. Yield on Earning Assets (FTE)        6.01%      5.75%               6.00%                 6.00%      5.70%
   7. Cost of Funds                        1.44%      0.91%               1.27%                 1.35%      0.83%
   8. Net Interest Margin (FTE)            4.58%      4.84%               4.73%                 4.65%      4.87%
   9. Interest Expense/Interest-           2.07%      1.30%               1.82%                 1.94%      1.19%
        Bearing Liabilities
   10.Net Interest Spread (FTE)            3.94%      4.45%               4.18%                 4.06%      4.51%


WESTAMERICA BANCORPORATION           Public Information July 18, 2006

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $4,948,443 $5,170,029     -4.3%$5,054,256       -2.1%$5,001,349 $5,017,331        -0.3%
   2. Total Earning Assets            4,515,728  4,719,635     -4.3% 4,606,178       -2.0% 4,560,953  4,619,282        -1.3%
   3. Total Loans                     2,588,220  2,670,663     -3.1% 2,615,949       -1.1% 2,602,084  2,522,686         3.1%
   4.   Commercial Loans                679,512    724,681     -6.2%   690,773       -1.6%   685,142    683,571         0.2%
   5.   Commercial Real Estate Loans    914,373    956,931     -4.4%   922,838       -0.9%   918,605    883,369         4.0%
   6.   Consumer Loans                  994,336    989,051      0.5% 1,002,338       -0.8%   998,337    955,746         4.5%
   7. Total Investment Securities     1,927,508  2,048,973     -5.9% 1,990,229       -3.2% 1,958,868  2,096,596        -6.6%
   8.   Available For Sale              650,649    710,960     -8.5%   665,948       -2.3%   658,256    782,376       -15.9%
           (Market Value)
   9.   Held To Maturity              1,276,859  1,338,013     -4.6% 1,324,281       -3.6% 1,300,612  1,314,220        -1.0%
   10.      HTM Unrealized (Loss)       (33,374)     8,529      n/m    (25,025)      n/m     (33,374)     8,529       n/m
               at Period-End
   11.Loans / Deposits                     70.9%      68.4%               69.1%                 70.0%      66.2%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,652,030 $3,906,875     -6.5%$3,784,436       -3.5%$3,718,233 $3,811,714        -2.5%
   2.   Noninterest Demand            1,316,927  1,387,984     -5.1% 1,355,501       -2.8% 1,336,214  1,351,234        -1.1%
   3.   Interest-Bearing Transaction    624,045    633,645     -1.5%   651,547       -4.2%   637,796    621,899         2.6%
   4.   Savings                         964,776  1,130,024    -14.6% 1,022,087       -5.6%   993,432  1,122,223       -11.5%
   5.   Other Time >$100K               503,488    448,104     12.4%   501,299        0.4%   502,393    427,069        17.6%
   6.   Other Time < $100K              242,793    307,118    -20.9%   254,002       -4.4%   248,398    289,289       -14.1%
   7. Total Short-Term Borrowings       766,936    745,499      2.9%   738,308        3.9%   752,622    724,483         3.9%
   8.   Fed Funds Purchased             548,770    585,205     -6.2%   548,495        0.1%   548,632    568,143        -3.4%
   9.   Other Short-Term Funds          218,166    160,294     36.1%   189,813       14.9%   203,990    156,340        30.5%
   10.Long-Term Debt                     37,015     40,376     -8.3%    38,124       -2.9%    37,570     33,629        11.7%
   11.Shareholders' Equity              424,999    430,796     -1.3%   424,832        0.0%   424,916    402,212         5.6%

   12.Demand Deposits /                    36.1%      35.5%               35.8%                 35.9%      35.4%
         Total Deposits
   13.Transaction & Savings                79.6%      80.7%               80.0%                 79.8%      81.2%
        Deposits / Total Deposits

WESTAMERICA BANCORPORATION           Public Information July 18, 2006

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q2'06                                     Q2'05
                                     -------------------------------   Q1'06   ----------------------------------
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate
                                     ----------------------------------------------------------------------------
   1. Interest & Fees Income Earned
   2.   Total Earning Assets (FTE)   $4,515,728    $67,788     6.01%      6.00%$4,719,635    $67,769       5.75%
   3.   Total Loans (FTE)             2,588,220     42,490     6.58%      6.59% 2,670,663     41,347       6.21%
   4.     Commercial Loans (FTE)        679,512     13,038     7.57%      7.59%   724,681     12,498       6.88%
   5.     Commercial Real Estate        914,373     16,590     7.28%      7.39%   956,931     16,905       7.09%
             Loans
   6.     Consumer Loans                994,336     12,862     5.25%      5.06%   989,051     11,944       4.90%
   7.   Total Investment              1,927,508     25,298     5.25%      5.23% 2,048,973     26,422       5.16%
           Securities (FTE)
   8. Interest Expense Paid
   9.   Total Earning Assets          4,515,728     16,285     1.44%      1.27% 4,719,635     10,746       0.91%
   10.  Total Interest-Bearing        3,139,054     16,285     2.07%      1.82% 3,304,766     10,746       1.30%
              Liabilities
   11.  Total Interest-Bearing        2,335,103      8,012     1.38%      1.21% 2,518,891      5,454       0.87%
              Deposits
   12.     Interest-Bearing             624,045        427     0.27%      0.27%   633,645        340       0.22%
              Transaction
   13.    Savings                       964,776        924     0.38%      0.36% 1,130,024        970       0.34%
   14.    Other Time < $100K            242,793      1,580     2.61%      2.33%   307,118      1,542       2.01%
   15.    Other Time >$100K             503,488      5,081     4.05%      3.60%   448,104      2,602       2.33%
   16.  Total Short-Term Borrowings     766,936      7,695     3.97%      3.62%   745,499      4,655       2.47%
   17.    Fed Funds Purchased           548,770      6,833     4.93%      4.44%   585,205      4,379       2.96%
   18.    Other Short-Term Funds        218,166        861     1.58%      1.24%   160,294        276       0.69%
   19.  Long-Term Debt                   37,015        578     6.25%      6.27%    40,376        637       6.31%

   20.Net Interest Income and Margin (FTE)         $51,503     4.58%      4.73%              $57,023       4.84%



6. Noninterest Income.


                                     (dollars in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $7,186     $7,542     -4.7%    $7,083        1.4%   $14,269    $14,469        -1.4%
         Accounts
   2. Merchant Credit Card Income         2,392      2,417     -1.0%     2,385        0.3%     4,778      3,715        28.6%
   3. ATM Fees & Interchange                717        709      1.2%       678        5.8%     1,395      1,333         4.7%
   4. Debit Card Fees                       876        811      8.0%       828        5.8%     1,704      1,509        12.9%
   5. Financial Services Fees               363        339      7.1%       298       21.8%       661        619         6.7%
   6. Mortgage Banking Income                49         67    -26.3%        50       -0.3%        99        167       -40.8%
   7. Trust Fees                            287        309     -7.1%       282        1.8%       569        583        -2.4%
   8. Other Income                        2,190      1,954     12.1%     2,035        7.6%     4,226      3,851         9.7%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      14,061     14,148     -0.6%    13,639        3.1%    27,701     26,246         5.5%
   10.Gains on Sales of Real                  0      1,331      n/m          0       n/m           0      1,331       n/m
          Property
   11.Investment Securities                   0          0      n/m          0       n/m           0     (4,903)     -100.0%
          Gains (Losses)             -----------------------        ------------          -----------------------
   12.Total Noninterest Income          $14,061    $15,479     -9.2%   $13,639        3.1%   $27,701    $22,674        22.2%
                                     =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $65,564    $72,502     -9.6%   $67,614       -3.0%  $133,178   $134,717        -1.1%
   15.   Noninterest Income /              21.4%      21.3%               20.2%                 20.8%      16.8%
            Revenue (FTE)
   16.   Service Charges /                 0.79%      0.77%               0.76%                 0.77%      0.77%
           Deposits (annualized)
   17.   Total Revenue Per Share          $8.38      $8.88     -5.5%     $8.65       -3.1%     $8.52      $8.39         1.6%
           (annualized)


WESTAMERICA BANCORPORATION           Public Information July 18, 2006


7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,559    $13,956     -2.8%   $13,258        2.3%   $26,816    $27,839        -3.7%
   2. Occupancy                           3,267      3,230      1.2%     3,232        1.1%     6,499      6,181         5.1%
   3. Equipment                           1,315      1,313      0.1%     1,266        3.8%     2,581      2,544         1.5%
   4. Data Processing                     1,531      1,539     -0.5%     1,534       -0.2%     3,065      3,087        -0.7%
   5. Courier                               909        964     -5.7%       922       -1.4%     1,831      1,890        -3.1%
   6. Postage                               397        376      5.6%       410       -3.2%       807        797         1.2%
   7. Telephone                             466        553    -15.8%       432        7.8%       898      1,081       -16.9%
   8. Professional Fees                     833        604     38.0%       457       82.2%     1,291      1,324        -2.5%
   9. Stationery & Supplies                 272        304    -10.5%       270        0.9%       542        652       -16.9%
   10.Loan Expense                          236        232      1.5%       195       21.0%       430        436        -1.3%
   12.Operational Losses                    255        200     27.3%       188       35.1%       443        390        13.7%
   13.Amortization of                     1,016      1,092      n/m      1,040       -2.3%     2,056      1,497       n/m
         Identifiable Intangibles
   14.Other Operating                     2,290      2,726    -16.0%     2,279        0.5%     4,570      5,235       -12.7%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $26,345    $27,089     -2.7%   $25,483        3.4%   $51,829    $52,953        -2.1%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            904        974     -7.2%       939       -3.7%       922        969        -4.9%
   17.Average Assets /  Full Time        $5,474     $5,308      3.1%    $5,383        1.7%    $5,424     $5,178         4.8%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $291       $299     -2.6%      $292       -0.4%      $291       $280         3.9%
           Equivalent Staff
           (annualized)
   20.   Noninterest Expense /             2.34%      2.30%               2.24%                 2.29%      2.31%
            Earning Assets
           (annualized)
   21.   Noninterest Expense /             40.2%      37.4%               37.7%                 38.9%      39.3%
            Revenues


WESTAMERICA BANCORPORATION           Public Information July 18, 2006

8. Provision for Credit Losses.


                                     (dollars in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Provision for Credit Losses          $150       $300    -50.0%      $150        0.0%      $300       $600       -50.0%
   2. Gross Loan Losses                     645        754    -14.5%     1,118      -42.3%     1,763      1,353        30.3%
   3. Net Loan Losses                       234        297    -21.3%       231        1.4%       464        103       350.9%
   4. Recoveries / Gross Loan Losses         64%        61%                 79%                   74%        92%
   5. Average Total Loans            $2,588,220 $2,670,663     -3.1%$2,615,949       -1.1%$2,602,084 $2,522,686         3.1%
   6. Net Loan Losses / Loans              0.04%      0.04%               0.04%                 0.04%      0.01%
         (annualized)
   7. Provision for Credit Losses /        0.02%      0.05%               0.02%                 0.02%      0.05%
         Loans (annualized)
   8. Provision for Credit Losses /        64.2%     101.0%               65.0%                 64.6%     582.5%
         Net Loan Losses



9. Credit Quality.


                                     (dollars in thousands)
                                                           6/30/06 /            6/30/06 /
                                       6/30/06    6/30/05   6/30/05   3/31/06    3/31/06   12/31/05    9/30/05    3/31/05
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $1,613     $1,560      3.4%    $2,993      -46.1%    $2,068     $2,292      $1,766
   2. Performing Nonaccrual Loans         3,899      6,072    -35.8%     3,232       20.6%     4,256      4,514       6,550
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              5,512      7,632    -27.8%     6,225      -11.5%     6,324      6,806       8,316
   4. Accruing Loans 90+ Days               114         84    n/m           29     n/m           162      1,334         107
         Past Due                    -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           5,626      7,716    -27.1%     6,254      -10.0%     6,486      8,140       8,423
   6. Repossessed Collateral                656         40    n/m            0     n/m             0          0           0
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $6,282     $7,756    -19.0%    $6,254        0.4%    $6,486     $8,140      $8,423
                                     =======================        ============          ==================================

   9. Classified Loans                  $25,681    $37,615    -31.7%   $28,878      -11.1%   $29,997    $36,656     $35,258
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $55,684    $59,862     -7.0%   $55,768       -0.2%   $55,849    $59,674     $59,859
   11.Total Loans Outstanding         2,580,612  2,687,566     -4.0% 2,639,968       -2.2% 2,672,221  2,675,907   2,708,052
   12.Total Assets                    4,906,886  5,199,404     -5.6% 5,055,553       -2.9% 5,157,559  5,161,472   5,200,460

   13.Allowance for Loan Losses /          2.16%      2.23%               2.11%                 2.09%      2.23%       2.21%
         Total Loans
   14.Nonperforming Loans /                0.22%      0.29%               0.24%                 0.24%      0.30%       0.31%
         Total Loans
   15.Nonperforming Loans &
         Repossessed
   16.    Collateral/Total Assets          0.13%      0.15%               0.12%                 0.13%      0.16%       0.16%
   17.Allowance/Nonperforming Loans         990%       776%                892%                  861%       733%        711%
   18.Allowance for Loan Losses /           217%       159%                193%                  186%       163%        170%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance for             5.4%       7.4%                6.0%                  6.1%       7.3%        7.0%
           Loan Losses)


WESTAMERICA BANCORPORATION           Public Information July 18, 2006

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           6/30/06 /            6/30/06 /
                                       6/30/06    6/30/05   6/30/05   3/31/06    3/31/06   12/31/05    9/30/05    3/31/05
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $421,731   $447,928     -5.8%  $429,372       -1.8%  $435,064   $440,405    $445,924
   2. Tier I Regulatory Capital         300,661    299,003      0.6%   303,344       -0.9%   296,746    297,896     297,791
   3. Total Regulatory Capital          341,788    342,967     -0.3%   345,786       -1.2%   339,881    341,147     342,146

   4. Total Assets                    4,906,886  5,199,404     -5.6% 5,055,553       -2.9% 5,157,559  5,161,472   5,200,460
   5. Risk-Adjusted Assets            3,127,641  3,307,055     -5.4% 3,222,355       -2.9% 3,267,226  3,275,611   3,329,316

   6. Shareholders' Equity /               8.59%      8.61%               8.49%                 8.44%      8.53%       8.57%
         Total Assets
   7. Shareholders' Equity /              16.34%     16.67%              16.26%                16.28%     16.46%      16.47%
         Total Loans
   8. Tier I Capital / Total Assets        6.13%      5.75%               6.00%                 5.75%      5.77%       5.73%
   9. Tier I Capital /                     9.61%      9.04%               9.41%                 9.08%      9.09%       8.94%
         Risk-Adjusted Assets
   10.Total Capital /                     10.93%     10.37%              10.73%                10.40%     10.41%      10.28%
         Risk-Adjusted Assets
   11.Shares Outstanding                 31,201     32,593     -4.3%    31,544       -1.1%    31,882     32,198      32,939
   12.Book Value Per Share ($)           $13.52     $13.74     -1.6%    $13.61       -0.7%    $13.65     $13.68      $13.54
   13.Market Value Per Share ($)          48.97      52.81     -7.3%     51.92       -5.7%     53.07      51.65       51.77



   14.Share Repurchase Programs


                                     (shares in thousands)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------

   15.Total Shares Repurchased /            491        490      0.2%       429       14.3%       920        863         6.7%
         Canceled
   16.  Average Repurchase Price         $50.47     $51.31     -1.6%    $53.62       -5.9%    $51.94     $52.76        -1.6%
   17.Net Shares Repurchased (Issued)       343        346      n/m        338       n/m         681       (953)      n/m


WESTAMERICA BANCORPORATION           Public Information July 18, 2006

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                           6/30/06 /            6/30/06 /
                                       6/30/06    6/30/05   6/30/05   3/31/06    3/31/06   12/31/05    9/30/05    3/31/05
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $189,204   $195,289     -3.1%  $188,481        0.4%  $209,807   $193,760    $168,881

   3.   Investment Securities           620,294    691,609    -10.3%   642,996       -3.5%   662,388    660,630     719,097
           Available For Sale
   4.   Investment Securities         1,243,936  1,349,555     -7.8% 1,307,848       -4.9% 1,337,216  1,358,266   1,331,870
           Held to Maturity
   5.   Loans, gross                  2,580,612  2,687,566     -4.0% 2,639,968       -2.2% 2,672,221  2,675,907   2,708,052
   6.   Allowance For Loan Losses       (55,684)   (59,862)    -7.0%   (55,768)      -0.2%   (55,849)   (59,674)    (59,859)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,524,928  2,627,704     -3.9% 2,584,200       -2.3% 2,616,372  2,616,233   2,648,193
                                     -----------------------        ------------          ----------------------------------
   8.
   9.   Premises and Equipment           31,785     34,864     -8.8%    32,535       -2.3%    33,221     33,640      35,586
   10.  Identifiable Intangible          24,114     28,297      n/m     25,130       -4.0%    26,170     27,233      29,389
           Assets
   11.  Goodwill                        121,719    124,122      n/m    121,719        0.0%   121,907    124,122     127,503
   12.  Interest Receivable and         150,906    147,964      2.0%   152,644       -1.1%   150,479    147,588     139,941
           Other Assets
   13.Total Assets                   $4,906,886 $5,199,404     -5.6%$5,055,553       -2.9%$5,157,559 $5,161,472  $5,200,460
                                     =======================        ============          ==================================
   14.Liabilities and
         Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,330,280 $1,377,680     -3.4%$1,355,426       -1.9%$1,419,313 $1,412,470  $1,371,819
   17.    Interest-Bearing              606,633    614,246     -1.2%   641,264       -5.4%   658,667    635,019     626,693
             Transaction
   18.    Savings                       951,819  1,114,631    -14.6% 1,004,964       -5.3% 1,022,645  1,094,130   1,166,858
   19.    Time                          758,315    726,283      4.4%   737,532        2.8%   745,476    732,316     773,473
                                     =======================        ============          ==================================
   20.  Total Deposits                3,647,047  3,832,840     -4.8% 3,739,186       -2.5% 3,846,101  3,873,935   3,938,843
                                     =======================        ============          ==================================

   21.  Short-Term Borrowed Funds       746,517    828,280     -9.9%   784,639       -4.9%   775,173    764,143     710,530
   22.  Debt Financing and Notes         36,993     40,354     -8.3%    37,030       -0.1%    40,281     40,318      40,391
           Payable
   23.  Liability For Interest           54,598     50,002      9.2%    65,326      -16.4%    60,940     42,671      64,772
           Taxes and Other           =======================        ============          ==================================
   24.Total Liabilities               4,485,155  4,751,476     -5.6% 4,626,181       -3.0% 4,722,495  4,721,067   4,754,536
                                     =======================        ============          ==================================
   25.Shareholders' Equity:
   26.  Paid-In Capital                $346,224   $347,355     -0.3%  $344,941        0.4%  $345,458   $345,229    $347,534
   27.  Unrealized Gain (Loss)
         on Investment Securities
   28.   Available For Sale              (4,771)     8,185      n/m       (830)     474.7%     1,882      2,762       3,511
   29.  Retained Earnings                80,278     92,388    -13.1%    85,261       -5.8%    87,724     92,414      94,879
                                     =======================        ============          ==================================
   30.Total Shareholders' Equity        421,731    447,928     -5.8%   429,372       -1.8%   435,064    440,405     445,924
                                     =======================        ============          ==================================
   31.Total Liabilities and          $4,906,886 $5,199,404     -5.6%$5,055,553       -2.9%$5,157,559 $5,161,472  $5,200,460
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION           Public Information July 18, 2006

12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                            Q2'06 /              Q2'06 /                        6/30'06YTD/
                                        Q2'06      Q2'05     Q2'05     Q1'06      Q1'06   6/30'06YTD 6/30'05YTD  6/30'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $41,160    $39,941      3.1%   $41,106        0.1%   $82,266    $74,874         9.9%
   3.   Money Market Assets and               2          1      n/m          1       n/m           2          1       n/m
           Funds Sold
   4.   Investment Securities             7,377      8,073     -8.6%     7,574       -2.6%    14,952     17,543       -14.8%
           Available For Sale
   5.   Investment Securities            13,338     13,441     -0.8%    13,786       -3.2%    27,124     26,341         3.0%
           Held to Maturity          =======================        ============          =======================
   6. Total Interest Income              61,877     61,456      0.7%    62,467       -0.9%   124,344    118,759         4.7%
                                     =======================        ============          =======================
   7. Interest Expense:
   8.   Transaction Deposits                427        340     25.6%       428       -0.1%       855        602        42.0%
   9.   Savings Deposits                    924        970     -4.7%       898        2.9%     1,822      1,834        -0.6%
   10.  Time Deposits                     6,661      4,144     60.7%     5,916       12.6%    12,577      7,375        70.5%
   11.  Short-Term Borrowed Funds         7,695      4,655     65.3%     6,672       15.3%    14,366      8,224        74.7%
   12.  Debt Financing and Notes            578        637     -9.2%       598       -3.3%     1,176      1,067        10.2%
         Payable                     =======================        ============          =======================
   13.Total Interest Expense             16,285     10,746     51.5%    14,512       12.2%    30,796     19,102        61.2%
                                     =======================        ============          =======================
   14.Net Interest Income                45,592     50,710    -10.1%    47,955       -4.9%    93,548     99,657        -6.1%
                                     =======================        ============          =======================
   15.Provision for Credit Losses           150        300    -50.0%       150        0.0%       300        600       -50.0%
                                     =======================        ============          =======================
   16.Noninterest Income:
   17.  Service Charges on                7,186      7,542     -4.7%     7,083        1.4%    14,269     14,469        -1.4%
           Deposit Accounts
   18.  Merchant Credit Card              2,392      2,417     -1.0%     2,385        0.3%     4,778      3,715        28.6%
   19.  Financial Services                  363        339      7.1%       298       21.8%       661        619         6.7%
           Commissions
   20.  Mortgage Banking                     49         67    -26.3%        50       -0.3%        99        167       -40.8%
   21.  Trust Fees                          287        309     -7.1%       282        1.8%       569        583        -2.4%
   22.  Gains on Sales of                     0      1,331   -100.0%         0       n/m           0      1,331      -100.0%
           Real Property
   23.  Securities Gains (Losses)             0          0      n/m          0       n/m           0     (4,903)     -100.0%
   24.  Other                             3,784      3,474      8.9%     3,541        6.9%     7,325      6,693         9.4%
                                     =======================        ============          =======================
   25.Total Noninterest Income           14,061     15,479     -9.2%    13,639        3.1%    27,701     22,674        22.2%
                                     =======================        ============          =======================
   26.Noninterest Expense:
   27.  Salaries and Related Benefits    13,559     13,956     -2.8%    13,258        2.3%    26,816     27,839        -3.7%
   28.  Occupancy                         3,267      3,230      1.2%     3,232        1.1%     6,499      6,181         5.1%
   29.  Equipment                         1,315      1,313      0.1%     1,266        3.8%     2,581      2,544         1.5%
   30.  Data Processing                   1,531      1,539     -0.5%     1,534       -0.2%     3,065      3,087        -0.7%
   31.  Professional Fees                   833        604     38.0%       457       82.2%     1,291      1,324        -2.5%
   32.  Other                             5,840      6,447     -9.4%     5,736        1.8%    11,577     11,978        -3.4%
                                     =======================        ============          =======================
   33.Total Noninterest Expense          26,345     27,089     -2.7%    25,483        3.4%    51,829     52,953        -2.1%
                                     =======================        ============          =======================

   34.Income Before Income Taxes         33,158     38,800    -14.5%    35,961       -7.8%    69,120     68,778         0.5%
   35.Provision for income taxes          8,664     11,080    -21.8%     9,844      -12.0%    18,509     18,747        -1.3%
                                     =======================        ============          =======================
   36.Net Income                        $24,494    $27,720    -11.6%   $26,117       -6.2%   $50,611    $50,031         1.2%
                                     =======================        ============          =======================

   37.Average Shares Outstanding         31,364     32,759     -4.3%    31,688       -1.0%    31,525     32,393        -2.7%
   38.Diluted Average Shares             31,932     33,364     -4.3%    32,276       -1.1%    32,103     33,024        -2.8%
         Outstanding
   39.Per Share Data:
   40.  Basic Earnings                    $0.78      $0.85     -7.7%     $0.82       -5.2%     $1.61      $1.54         3.9%
   41.  Diluted Earnings                   0.77       0.83     -7.7%      0.81       -5.2%      1.58       1.51         4.1%
   42.  Dividends Paid                     0.32       0.30      6.7%      0.32        0.0%      0.64       0.60         6.7%
